Exhibit 10.1

PROMISSORY NOTE

$200,000.00	Edina, Minnesota
_________, 2025

FOR VALUE RECEIVED, the undersigned, PetVivo Holdings, Inc., a corporation incorporated in the state of Nevada (“Borrower”), hereby promises to pay to the order of _____________, an individual having a principal address identified below (“Lender”), the principal sum of Two Hundred Thousand Dollars ($200,000.00) (“Principal Sum” or “Note”) together with interest at a rate of twelve percent (12.0%) annually (“Loan Rate”), both principal and interest payable as hereinafter provided in lawful money of the United States of America to Lender at the primary address identified above or at such other place as from time to time may be designated by the holder of this Note.

Borrower promises to pay the Principal Sum plus interest, to Lender on or before the ___ day of September 2025 (“Maturity Date”), when the entire unpaid principal balance, together with interest, shall be due and payable in full. Payments or other credits are posted to the account when made or received. Payments are not credited until received. Payments received after 3:00 p.m. on any day may be considered as payment on the following business day.

To secure the Borrower’s obligations to the Lender, the Lender will receive a first priority security interest in an amount of the accounts receivables owned by Borrower and owed by Vedco, Inc. and Clipper Distributing Company in an amount equal to the Principal Amount, accrued interest and fees of this Note (“Security Interest”).

Borrower may, at any time, pre-pay this Note, in whole or in part, with such prepayment to be credited first to any outstanding interest owed to Lender, and second to a reduction in principal of this Note. The Note has no prepayment penalties.

Should the indebtedness represented by this Note not be paid at maturity or any part thereof be collected at law or in equity or through any bankruptcy (including without limitation any action for relief from the automatic stay, or any bankruptcy proceeding whether or not Lender prevails therein) receivership, probate or other court proceedings or by any judicial or nonjudicial foreclosure proceeding or if this Note is placed in the hands of attorneys for collection after default, the Borrower and all guarantors and sureties, or successors and assigns, of this Note jointly and severally agree to pay on demand, in addition to the principal and interest due and payable hereon, reasonable attorneys’ fees and collection costs and expenses.

Borrower and any and all guarantors and sureties, or successors and assigns, of this Note and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting and bringing of suit against any other party and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security in whole or in part, with or without notice before or after maturity. The pleading of any statute of limitations as a defense to any demand against the makers, guarantors and sureties is expressly waived by each and all such parties to the extent permitted by law.

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This Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

This Note shall be construed and enforced in accordance with the laws of the State of Minnesota and shall be binding upon the successors and assigns of Borrower and inure to the benefit of Lender, its successors, endorsees, and assigns.

AT THE OPTION OF THE LENDER, THIS NOTE MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND THE BORROWER CONSENTS TO THE EXCLUSSIVE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY LEGAL THEORY BASED ON, ARISING FROM, OR RELATED TO THIS NOTE AND ANY OTHER DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, THE LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

THE BORROWER AND THE LENDER EACH IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BASED ON, ARISING FROM, OR RELATED TO THIS NOTE AND ANY OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

LENDER	PETVIVO HOLDINGS, INC.

John Lai
Address:	Chief Executive Officer

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